2005 High Yield Conference
March 16, 2005

National Beef®

A U.S. Premium Beef Company

Disclosure Regarding Forward-Looking Statements

Today's presentation contains "forward-looking statements," which are subject to a number of risks and uncertainties, many of which are beyond our control. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. Actual results could differ materially from those contemplated by these forward-looking statements as a result of many factors, including economic conditions generally and in our principal markets, the availability and prices of live cattle and commodities, food safety, livestock disease, competitive practices and consolidation in the cattle production and processing industries, actions of domestic or foreign governments, hedging risk, changes in interest rates and foreign currency exchange rates, consumer demand and preferences, the cost of compliance with environmental and health laws, loss of key customers, loss of key employees, labor relations and consolidation among our customers. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking information contained in this presentation will in fact transpire. We do not undertake any obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Please review the "Risk Factors" in "Item 1. Business" of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 23, 2004 for other important factors that could cause actual results to differ materially from those in any such forward-looking statements, and which should be read in conjunction with this presentation.

Agenda

1. National Beef Profile
2. National Beef Flight Plan
3. Industry Competitive Comparisons
4. BSE Update
5. Balance Sheet and Liquidity

1. National Beef Profile

- Annual Sales… $4.0 Billion
- Market Position…4th Largest US Packer
  12% share
- Ownership…

U.S. Premium Beef, LLC	53%
Beef Products, Inc	20%
Management	27%

- Employees… 6,500

National Beef Profile

- 5 Processing Plants

  - Liberal, KS
    6,000 head per day



  - Dodge City, KS
    5,000 head per day



National Beef Profile

- Hummels Wharf, PA
  Case Ready



- Moultrie, GA
  Case Ready



National Beef Profile

- Kansas City Steak Co.
  Portion Control



- National Carriers
  Refrigerated/Livestock Transportation


national carriers

National Beef Profile

- Office Locations
  - Kansas City, MO
  - Chicago, IL
  - Tokyo, Japan
  - Seoul, South Korea



2. The National Beef Flight Plan

- Perfect and expand the production asset base
- Grow and expand our industry leadership position in value-based beef market segments
- Build beef supply alliances to enhance our value-added beef markets
- Maintain competitive unit operating costs
- Be the industry leader in customer service and quality
- Expand our business through internal growth and acquisitions

The National Beef Flight Plan

- Rebuild the Asset Base


Capital Expenditures
(cumulative)
$Million
300
250
200
150
100
50
0
36
51
80
96
112
134
152
195
215
248
281
1994
1996
1998
2000
2002
2004

The National Beef Flight Plan

- Rebuild the Asset Base

Slaughter Chain Speed


400
350
300
250
1994
1996
1998
2000
2002
2004

Fabrication Chain Speed


450
400
350
300
250
1994
1996
1998
2000
2002
2004

✦ Significant efficiency improvements

The National Beef Flight Plan

- **Control Unit Operating Costs**


Fixed Cost - % of Total
Percent
44
42
40
38
36
34
32
41.9
41.0
39.0
39.0
36.8
36.2
35.1
34.8
34.7
34.8
35.1
1994
1996
1998
2000
2002
2004

The National Beef Flight Plan

- Slaughter Volume


Head Slaughtered 1994-2004
Head (Millions)
3.00
2.60
2.20
1.80
1.40
1.7
2.0
2.1
2.1
2.4
2.6
2.7
2.8
3.1
3.1
3.1
1994
1996
1998
2000
2002
2004

The National Beef Flight Plan


Slaughter Change 2004 vs. 1992
106.7%+
110%
90%
70%
50%
30%
10%
-10%
-30%
-3.5%
Competition
NBP

The National Beef Flight Plan

- **Create Supplier Alliances**


60%
50%
40%
30%
20%
10%
0%
7%
7%
9%
12%
29%
42%
50%
54%
56%
59%
44%
1994
1996
1998
2000
2002
2004

- Dramatically increased formula and secondary market purchases

The National Beef Flight Plan

- Increase Value-Added Products


Branded Beef Sales
LBS(000)
2,800
2,400
2,000
1,600
1,200
800
400
0
12
52
125
184
461
491
673
1,198
1,620
2,139
2,314
1994
1996
1998
2000
2002
2004

The National Beef Flight Plan

- **Increase Value-Added Products**


Chilled Beef Shipments to Japan
% of Market
40
35
30
25
20
15
10
5
0
4.1
6.6
7.6
7.7
8.2
14.8
16.2
18.5
29.6
34.0
1994
1996
1998
2000
2002

The National Beef Flight Plan

- Become Preferred Supplier


Active Monthly Customers
1994
1996
1998
2000
2002
2004

The National Beef Flight Plan


Slaughter Market Share 1994-2004
Percent
11.50
10.50
9.50
8.50
7.50
6.50
5.50
6.5
7.0
7.2
7.7
8.5
9.1
9.3
10.1
10.4
11.0
11.7
1994
1996
1998
2000
2002
2004

3. Industry Competitive Comparisons

- Industry Margin Comparison


Competitive Benchmarking
Operating Profit % of Sales
5%
4%
3%
2%
1%
0%
-1%
-2%
NBP
1994
1996
1998
2000
2002
2004

✦ Excludes Canada

4. BSE Update

5. Balance Sheet & Liquidity


Liquidity Analysis
Most Recent Borrowing Base
Millions
200
150
100
50
0
LC's
Borrowings
LC's/Borrowings
Revolving Line
Margined Collateral